 Exhibit 32

SECTION 1350 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of WHX Corporation, a Delaware corporation (the “Corporation”), does hereby certify that:

The Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2009 (the “Form 10-K/A”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Glen M. Kassan
Glen M. Kassan
Principal Executive Officer
April 29, 2010

/s/ James F. McCabe, Jr.
James F. McCabe, Jr.
Principal Financial Officer
April 29, 2010